UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – February 23, 2005

PENNFED FINANCIAL SERVICES, INC. (Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	0-24040 (Commission File Number)	22-3297339 (I.R.S. Employer Identification Number)

622 Eagle Rock Avenue, West Orange, New Jersey (Address of principal executive offices)	07052-2989 (Zip Code)

Registrant's telephone number, including area code:	(973) 669-7366

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

        On February 23, 2005, PennFed Financial Services, Inc. (the Company) issued the press release attached hereto as Exhibit 99.1 announcing the completion of the existing stock repurchase program and the commencement of a new stock repurchase program.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Regulation S-K Exhibit Number 99.1	Document Press Release dated February 23, 2005

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 23, 2005	PENNFED FINANCIAL SERVICES, INC. By: /s/ Joseph L. LaMonica Joseph L. LaMonica President and Chief Executive Officer